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                                                                EXHIBIT (10)(bb)

                  FIFTH AMENDMENT TO ASSET MANAGEMENT AGREEMENT

         This Fifth Amendment to Asset Management Agreement, dated as of October 23, 2000 (this "Fifth Amendment"), is entered into by and between Radiant Partners, LLC, a New York limited liability company (the "Manager"), and First Union Real Estate Equity and Mortgage Investments (the "Company").

                                    RECITALS

         1. The Manager and the Company executed an Asset Management Agreement, dated as of March 27, 2000;

         2. The Manager and the Company executed a first amendment to the Asset Management Agreement, dated as of May 31, 2000, a second amendment to the Asset Management Agreement, dated as of June 16, 2000, a third amendment to the Asset Management Agreement, dated as of August 17, 2000 and a fourth amendment to the Asset Management Agreement, dated as of September 15, 2000 (as amended, the "Agreement"); and

         3. The parties hereto have determined to enter into this Fifth Amendment for purposes of further amending the Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein, and for other consideration the adequacy of which is hereby acknowledged, the parties hereby agree as follows:

         A. Clause (v) of Article III(a) of the Agreement is deleted in its entirety and replaced by the following clause (v) of
                  Article III(a):
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                      (v) at the election of either party, any time prior to
                          February 15, 2001, upon thirty (30) days prior written notice to the other party.

         B. The Agreement, as amended by this Fifth Amendment, constitutes the entire agreement between the parties with respect to the subject matter hereof.

         C. Unless otherwise provided herein, capitalized terms herein shall have the meanings ascribed to them in the Agreement.

         D. Except as otherwise provided in this Fifth Amendment to the contrary, the terms and conditions of the Agreement as amended by this Fifth Amendment shall remain in full force and effect.

         E. In any case in which the terms of this Fifth Amendment are inconsistent with the terms of the Agreement, the terms of this Fifth Amendment shall govern.


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         IN WITNESS WHEREOF, the undersigned have executed this Fifth Amendment as of the date first above written.


                                 FIRST UNION REAL ESTATE EQUITY
                                 and MORTGAGE INVESTMENTS



                                 By: /s/ William A. Ackman
                                     ------------------------------------
                                     William A. Ackman, Chairman


                                 RADIANT PARTNERS, LLC



                                 By: /s/ Daniel P. Friedman
                                     ------------------------------------
                                     Daniel P. Friedman, Managing Member



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